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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

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                                       FORM 8-K

                                    CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the Securities
                                 Exchange Act of 1934

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                                  DECEMBER 19, 1997
                          (Date of earliest event reported)


                               NOBEL INSURANCE LIMITED
                (Exact name of registrant as specified in its charter)


       ISLANDS OF BERMUDA                  0-10071                98-0076395
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
incorporation or organization)                               identification no.)


                             FALCONER HOUSE GROUND LEVEL
                                  108 PITTS BAY ROAD
                                HAMILTON, BERMUDA HMAX
                       (Address of principal executive offices)


                                     809-292-7104
                           (Registrant's telephone number,
                                 including area code)


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ITEM 5.   OTHER EVENTS

     On December 19, 1997 Nobel Insurance Limited (the "Company") entered into a Stock Purchase Agreement to sell its United States assets, consisting of the stock of its indirect wholly owned subsidiaries (including Nobel Insurance Company), which is held by Nobel Holdings, Inc., to a wholly owned subsidiary of RenaissanceRe Holdings, Ltd. ("RenaissanceRe"), for approximately $54.1 million in cash.

     Following consummation of the sale, the Company expects to liquidate Nobel Holdings, Inc., its non-operating U.S. holding company, and to begin the process of liquidating the Company. Ultimately, the Company expects to distribute cash proceeds to its shareholders equal to approximately $14 per share, representing approximately $63 million in the aggregate, although the timing and manner of such distribution have not yet been determined. RenaissanceRe has agreed to make a limited recourse loan to the Company of approximately $8.9 million to facilitate the liquidation process, which will be governed by Bermuda law. The remaining assets, if any, after payment of the liquidating distribution will be used to repay the loan from RenaissanceRe.

     Consummation of the sale and liquidation is subject to various consents and approvals, including approval by the Company's shareholders and required regulatory approvals.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          10.1 -- Stock Purchase Agreement, dated as of December 19, 1997, by and among RenaissanceRe Holdings Ltd. and Renaissance U.S. Holdings, Inc., and Nobel Insurance Limited and Nobel Holdings, Inc. (incorporated by reference to the Current Report on Form 8-K filed on January 6, 1998, by
                   RenaissanceRe Holdings Ltd., Commission File No. 34-0-26512).

          99.1 --  Press release dated December 19, 1997.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NOBEL INSURANCE LIMITED



Dated: January 12, 1998                      By: /s/ Jeffry K. Amsbaugh
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                                                 Jeffry K. Amsbaugh, President



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